Operating costs and expenses	12 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Operating costs and expenses
5.	Operating costs and expenses

	2017	2018	2019
	NT$000	NT$000	NT$000
Change of finished goods and work in process	31,977	—	—
Raw materials and supplies used	3,036,350	3,079,909	3,575,283
Employee benefit expenses	5,895,778	5,606,833	6,075,773
Depreciation expenses	2,899,278	3,376,579	3,731,914
Others	4,530,425	4,464,499	4,590,720

Total operating costs and expenses	16,393,808	16,527,820	17,973,690

Employee benefit expenses
Salaries	4,847,433	4,628,039	5,114,790
Director’s remuneration	27,276	18,456	26,266
Labor and health insurance	390,788	406,111	422,106
Pension	198,502	201,567	194,173
Share-based payments	123,021	41,043	822
Other personnel expenses	308,758	311,617	317,616

	5,895,778	5,606,833	6,075,773

a)
In accordance with the Company’s Articles of Incorporation, employees’ compensation is based on the current year’s earnings, which should first be used to cover accumulated deficits, if any, and then 10% of the remaining balance distributed as employees’ compensation, including distributions to certain qualifying employees in affiliate companies, and no more than 0.5% as directors’ remuneration. Subject to the Board of Directors’ approval, employees’ compensation may be made by way of cash or share issuance. Distribution of employees’ compensation and directors’ remuneration shall be presented and reported in the subsequent shareholders’ meeting.

b)
Based on profit distributable as of the end of reporting period, for the years ended December 31, 2017, 2018 and 2019, the employees’ compensation were accrued at NT$371,912 thousand, NT$199,027 thousand and NT$338,356 thousand, respectively; the directors’ remuneration were accrued at NT$18,596 thousand, NT$9,951 thousand and NT$16,918 thousand, respectively.

c)	For the year of 2018, employees’ compensation and directors’ remuneration recognized were consistent with the amounts resolved in the Board of Directors’ meetings.